Fund	Ticker Symbol	Listing Exchange
Miller Convertible Total Return ETF	MCVT	NYSE Arca

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2026, as supplemented on June 1, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus, dated January 30, 2026 (the “Prospectus”), of the Miller Convertible Total Return ETF (the “Fund”), a series of the Miller Investment Trust. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise indicated. You can obtain copies of the Fund’s Prospectus without charge by contacting the Fund’s Transfer Agent, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, Attn: Office of the General Counsel, or by calling (617)-722-1818. You may also obtain a Prospectus by visiting www.MillerFamilyOfFunds.com.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS	1
INVESTMENT RESTRICTIONS	20
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	23
MANAGEMENT	23
CONTROL PERSONS AND PRINCIPAL HOLDERS	27
INVESTMENT ADVISER	27
DISTRIBUTION OF SHARES	30
PORTFOLIO MANAGERS	32
ALLOCATION OF PORTFOLIO BROKERAGE	34
PORTFOLIO TURNOVER	34
FUND ADMINISTRATION & accounting	35
TRANSFER AGENT	36
CUSTODIAN	36
CUSTODY ADMINISTRATOR	36
COMPLIANCE SERVICES	36
DESCRIPTION OF SHARES	36
ANTI-MONEY LAUNDERING PROGRAM	37
PURCHASE, REDEMPTION AND PRICING OF SHARES	37
BUYING AND SELLING SHARES	40
BOOK ENTRY ONLY SYSTEM	47
TAX STATUS	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
LEGAL COUNSEL	53
FINANCIAL STATEMENTS	53
APPENDIX A: DESCRIPTION OF BOND RATINGS	54
APPENDIX B: Miller Investment Trust PROXY VOTING POLICIES AND PROCEDURES	59
APPENDIX C: Wellesley Asset Management, Inc. PROXY VOTING POLICIES AND PROCEDURES	60

THE FUND

The Fund is a series of Miller Investment Trust, a Delaware statutory trust organized on September 28, 2007 (the “Trust”). The Trust is registered as an open-end management investment company.

The Miller Convertible Total Return ETF commenced operations in January, 2026. The Fund is a diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is actively managed.

The Fund’s investment objective, restrictions and policies are described here and in the Prospectus. The Board of Trustees of the Trust (the “Board”) may start other series and offer shares of a new fund under the Trust at any time.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for the deposit or delivery of cash (“Deposit Cash”). The Trust reserves the right to, in certain circumstances, permit or require the exchange of Creation Units partially or solely for securities in the Fund’s portfolio (“Deposit Securities”). Shares are listed on NYSE Arca (the “Exchange”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities or Deposit Cash (collectively, the “Fund Deposit”), as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

The Fund is one of a number of four series of the Trust and each of such other series issues shares offered by a different prospectus and statement of additional information. Each such other series is a mutual fund.

Normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of its outstanding voting securities. However, shareholders of the Fund will be given notice at least 60 days prior to any such change.

The following pages contain more detailed information about the types of instruments in which the Fund may invest and strategies Wellesley Asset Management, Inc. (“Wellesley” or the “Adviser”) may employ in pursuit of the Fund’s investment objective. There is a risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Active Management Risk

Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Fund’s investment strategy will produce the desired results.

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Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money under certain conditions. The Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, the Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Like all leverage, borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. Although not true of its initial credit facility, the Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. During any periods of rising inflation or interest rates, the borrowing costs associated with the Fund’s use of leverage would likely increase.

The Fund will generally pay higher advisory fees during periods in which the Fund is using leverage because its advisory fee is calculated on the basis of the Fund’s “managed assets” (which include assets attributable to borrowings), not net assets (which do not include borrowing). This means that Wellesley will have a financial incentive to increase the Fund’s use of leverage.

A credit facility may give the lender the right to call its loan and demand the return of funds at any time, in which case the Fund could be forced to liquidate assets on unattractive terms to satisfy its obligations. There is no guarantee that the Fund would be able to find an alternative line of credit on suitable terms to replace a terminated loan, and the Fund may forego investment opportunities that it would otherwise generally purchase with borrowed money. A credit facility may require the borrower to enter into covenants relating to asset coverage or portfolio composition or otherwise. As a result, the Fund could be subject to restrictions that are more stringent than those imposed by the 1940 Act. The Fund could also be required to pledge its assets as collateral.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Costs of Buying or Selling Shares Risk

Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price).

This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Cybersecurity Risk

Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Debt Securities

The following describes some of the risks associated with debt (fixed-income) securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Corporate Bond Risk. Corporate bonds generally have higher interest rates than those of other fixed income instruments, like certificates of deposit and U.S. Treasury securities, and also bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances that are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuer of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

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Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances. The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes. The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

Commercial paper obligations are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

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Insured Bank Obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA” “Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: (1) those based on U.S. Treasury securities and (2) those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

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Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, harming the Fund’s performance. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Derivatives Generally

Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

The Adviser, on behalf of the Fund, has filed with the National Futures Association a notice of reliance on the Regulation 4.5 exclusion and, accordingly, the Adviser is not subject to regulation or registration as a commodity pool operator.

Under the Regulation 4.5 exclusion, the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (“CFTC”)) – must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by the Fund will comply with one of the two alternative limitations described above. Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Funds to additional costs, expenses and administrative burdens.

Options Risk. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

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A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is typically delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil Index.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

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Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of a security may decline for a number of reasons that may directly relate to the issuer as well as due to general industry or market conditions. Common stock is subordinated to preferred securities and debt in a company’s capital structure. Common stock has the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

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Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Preferred Stock Risk. Preferred stocks are subject not only to issuer-specific and market risks generally applicable to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stock, which may pay fixed or variable rates of return, generally pays dividends only after the company makes required payments to creditors, including vendors, depositors, counterparties, holders of its bonds and other fixed-income securities. As a result, the value of a company’s preferred stock will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally has limited or no voting rights. In addition, preferred stock is subject to the risks that a company may defer or not pay dividends, and, in certain situations, may call or redeem its preferred stock or convert it to common stock.

Warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fluctuation of Net Asset Value

The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund.

Foreign Securities

General. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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The value of foreign securities may also be affected by the value of the local currency relative to the U.S. dollar. To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts. American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

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These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on their margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Growth Securities Risk

Growth securities are those issued by companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. The prices of growth securities including convertible bonds issued by growth companies may be more volatile than those of other types of investments and can decline rapidly and significantly in reaction to negative news. Growth securities may underperform value securities and other types of assets as well as the overall stock market. Growth securities may go in and out of favor over time, which could affect the performance of the Fund.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard & Poor’s Rating Group, and Ba1 or lower by Moody’s Investor Services and BB+ or lower by Fitch Ratings). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

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Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investments include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted securities and other illiquid investments may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

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A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser considers, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser also determines that the paper: (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Liquidity Risk Management. The Fund has established a liquidity risk management program. Under this program, the Fund’s portfolio securities are classified based upon their estimated liquidity ranging from highly liquid to illiquid.

The Fund limits illiquid investments to 15% of the Fund’s net assets (“Illiquid Limit”) and reports to the Board and SEC within specified time periods of the Fund exceeding its 15% illiquid limit. An “illiquid investment” is any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of an investment.

Market Trading Risk

The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

Absence of Prior Active Market

While the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

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Trading Issues

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

New Fund Risk

The Fund is a new fund, with no operating history, which may result in additional risks for investors in the Fund. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Recent Market Events

The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S., and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.

REITs

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

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Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price including the interest factor. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Sector Risk

The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the entire sector. This may cause the Fund’s NAV to fluctuate more than that of the Fund that does not focus in a particular sector. In particular, the Fund may be impacted by events affecting the financial services sector if it invests a relatively large percentage of its assets in that sector. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds.

Biotech and Pharma Risk. Companies in the biotech and pharmaceuticals industry may be highly volatile and affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.

Consumer Discretionary Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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Health Care Risk. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies.

Industrial Risk. Industrial manufacturing companies are affected by supply and demand both for their specific product or service and for industrial and manufacturing sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Technology Risk. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Securities of Other Investment Companies

The Fund may invest in securities issued by other exchange-traded funds or money market funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the “3% Limitation”); and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its proportionate share of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by the Fund’s shareholders.

To the extent applicable, the Fund intends to rely on Rule 12d1-4 under the 1940 Act which allow registered investment companies (such as the Fund) to exceed the 3%, 5% and 10% Limitation and the 10% Limitations, provided certain conditions are met.

Exchange-Traded Funds. ETFs are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. In some cases, ETFs are actively-managed.

To the extent that the Fund invests in ETFs, the Fund’s performance is directly related to the performance of the underlying ETFs held by it. The ability of the Fund to achieve its investment goal is directly related to, in part, the ability of the underlying ETFs to meet their investment goal. Investing in ETFs may be more costly to the Fund than if the Fund had invested in the underlying securities directly. Shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying ETFs. As the Fund’s allocations among the underlying ETFs change from time to time, or to the extent that the expense ratios of the underlying ETFs change, the

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expenses borne by the Fund may increase or decrease. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (the difference between what professional investors are willing to pay for ETF shares and the price at which they are willing to sell ETF shares). The Fund’s investments in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETFs’ underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities. In addition, an ETF may trade at a premium or discount to its NAV, as shares of an ETF are bought and sold based on exchanges on market values and not at the ETF’s NAV.

Money Market Funds. The Fund may make short-term or overnight investments in a money market fund, a type of investment company regulated by the 1940 Act.

Short Sales

Short Sales. The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Short Sales “Against the Box.” The Fund may engage in short sales “against the box.” In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security that the Fund does not wish to sell immediately.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales “against the box,” but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

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The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker.

Small- and Mid-Capitalization Companies

Compared to large-capitalization companies, small- and mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small- and mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements enhances the Fund’s total return will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of up to the full amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market has become subject to increasing government regulation that could subject the Fund to additional costs, expenses and administrative burdens.

Synthetic Convertible Bond Risk

Synthetic convertible bonds are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates.

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Temporary Defensive Investments

Under unusual market, political or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets, without limitation, in money market instruments, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

Volatility Risk

The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The Fund has adopted certain investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. These investment restrictions are set forth below for the Fund.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

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3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

See “Additional Information” below for a summary of what is currently required or permitted by the 1940 Act (and the rules and regulations thereunder, and staff interpretive guidance thereof).

Non-Fundamental Investment Policies

The Fund is registered as an open-end, diversified management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”), which in that capacity oversees the management of the Fund. In addition, the Fund has certain investment policies that are considered non-fundamental and can be changed by the Board without the approval of shareholders. These investment policies are set forth below for the Fund.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

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4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. 80% Policy. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in convertible bonds. Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% non-fundamental investment policy.

Additional Information

The information below is not part of the Fund’s fundamental or non-fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Fund. Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act. Such information is limited in applicability to the Fund by any more restrictive policies described above.

For purposes of fundamental policy (1), the Fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (2), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the Fund covers its commitments under certain types of agreements and transactions – including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices – by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy (3), the policy will not apply to the Fund to the extent the Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policies (4) and (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the Fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy (7), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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POLICIES AND PROCEDURES FOR
DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO HOLDINGS DISCLOSURE

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV, are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

The Fund will disclose its portfolio holdings by mailing its Annual and Semi-Annual reports to shareholders approximately two months after the end of the fiscal year and Semi-Annual period. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each quarter/semi-annual period. Forms N-PORT and N-CSR for the Fund will be available on the SEC’s website at http://www.sec.gov.

MANAGEMENT

The business of the Fund is carried out by the Trust, acting on its behalf, under the oversight of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miller, who has served as the Chairman of the Board and President since 2024. Mr. Miller is an “interested person” as defined in the 1940 Act, by virtue of his controlling interest in Wellesley Asset Management, Inc. (the Trust’s investment adviser). Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, together with the Audit Committee and Nominating Committee and the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder of the Fund because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

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Board Risk Oversight

The Board is comprised of Mr. Michael Miller and three Independent Trustees with a standing independent Audit Committee with a separate chairman. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the Trust’s independent registered public accounting firm.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Michael Miller, Chairman, President, and Portfolio Manager, has over 15 years’ experience in the industry. He works directly with the firm’s trading, private client and institutional teams and oversees day to day operations, strategic planning and execution. Additionally, Mr. Miller is responsible for convertible bond research and product development, analyzing and monitoring portfolio holdings, and communicating performance, portfolio and fund data. He also constructs and analyzes client portfolios and works directly with the firm’s institutional clients. He frequently speaks at national investment conferences educating investors about the convertible bond asset class. Mr. Miller received his Bachelor of Science degree in Business Administration from American University’s Kogod School of Business in Washington, DC, where he specialized in finance, and his Master of Business Administration degree from Babson College. Mr. Michael Blank has over 20 years of business experience in the real estate development, brokerage and management industry as well as extensive experience in the commercial printing business. Mr. Blank also serves on the National Board of JNF-USA (a non-profit organization). Mr. Blank holds a B.A. degree from George Washington University. Additionally, he is a past president of the Printing Industries of New England, and past president of the Graphic Arts Credit Union. Mr. Neal Chorney, has over 35 years of business experience including positions in the commercial lending divisions of banks and a specialty financial services company. Mr. Chorney holds a B.S.B.A. in Management from the Suffolk University Sawyer School of Management. Mr. Daniel Mainzer, who also serves as the Chairman of the Audit Committee, has over 30 years of professional experience in the accounting services field and holds the Certified Public Accountant designation. He is a member of the American Institute of Certified Public Accountants and Massachusetts Society of Certified Public Accountants. Mr. Mainzer holds a B.S. degree in Accounting from the University of Massachusetts and also holds a Master of Science degree in Taxation from Bentley College. Each of the Independent Trustees possesses an understanding of the regulatory framework under which investment companies must operate based on their service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years. Each Trustee and Officer of the Trust serves in that capacity with respect to all Fund. Unless otherwise noted, the address of each Trustee and Officer is 100 Market Street, Suite 203, Portsmouth, NH 03801.

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Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 –December 31, 2018) (commercial and investment real estate lending).	4	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	4	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); JNF-USA National Board (2012 – Present).	4	None

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee/Officer	Other Directorships held by Trustee During Past Five Years
Michael Miller*** 1983	Chairman of the Board, President, and Trustee Since June 2024	Chief Executive Officer and Co-Portfolio Manager (June 2024- Present); Chief Investment Officer and Co-Portfolio Manager (October 2019 – June 2024); Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	4	N/A
James Buckham	Treasurer, Since June 2024		4	N/A
James Ash 1976	Chief Compliance Officer Since 2023	Senior Vice President and Head of Fund Compliance (since 2023) and Senior Compliance Officer, Northern Lights Compliance, LLC (2019-2023)	N/A	N/A
*	The term of office for each Trustee and Officer listed above will continue indefinitely.
*	The term "Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI consists of four funds: Miller Convertible Bond Fund, Miller Intermediate Bond Fund, Miller Market Neutral Income Fund, and Miller Convertible Total Return ETF.

***	Michael Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Adviser).
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BOARD COMMITTEES

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended October 31, 2025, the Audit Committee held four meetings.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees. During the fiscal year ended October 31, 2025, the Nominating Committee held one meeting.

Compensation

Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $55,000, as well as $14,000 for one annual in-person meeting and a total of $8,000 for three meetings conducted by telephone. Any additional as needed meetings, either in person or by telephone are covered by the retainer fee. The Chairman of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity.

The table below describes the amount of compensation the Trustees expect to receive from the Fund for the fiscal year ending October 31, 2026 and the estimated aggregate compensation to be paid to each of the Trustees for the fiscal year ending October 31, 2026. Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name, Position	Compensation from Miller Convertible Total Return ETF	Aggregate Compensation from Fund and Fund Complex** paid to Trustees
Neal Chorney, Trustee	$1,884	$77,000
Daniel Mainzer, Trustee	$1,957	$80,000
Michael Blank, Trustee	$1,884	$77,000
Michael Miller*, Trustee	$0	$0
*	This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Adviser).
**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI consists of four funds: Miller Convertible Bond Fund, Miller Intermediate Bond Fund, Miller Market Neutral Income Fund, and Miller Convertible Total Return ETF.
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Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the Trust as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in:				Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Miller Convertible Bond Fund	Miller Intermediate Bond Fund	Miller Market Neutral Income Fund	Miller Convertible Total Return ETF
Neal Chorney	$100,001-$500,000	$100,001-$500,000	None	None	$100,001-$500,000
Daniel Mainzer	$10,001-$50,000	$100,001-$500,000	None	None	$100,001-$500,000
Michael Blank	$100,001-$500,000	$50,001-$100,000	None	None	$100,001-$500,000
Michael Miller*	$100,001-$500,000	$100,001-$500,000	None	None	$100,001-$500,000
*	This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Wellesley Asset Management, Inc. (the Fund’s Adviser).

Management Ownership

As of December 31, 2025, the Trustees and officers, as a group, did not own any of the Miller Convertible Total Return ETF’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

With respect to Miller Convertible Total Return ETF, as of December 31 2025, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund because the Fund has not yet commenced operations.

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. The Adviser, through discretionary accounts it manages that invest in Miller Convertible Total Return ETF, may be deemed to control these funds.

INVESTMENT ADVISER

The adviser of the Fund is Wellesley Asset Management, Inc., located at 100 Market Street, Suite 203, Portsmouth, NH 03801. As of December 31, 2025, the Adviser had approximately $2 billion in assets under management.

General:

Pursuant to the investment advisory agreement described below (the “Agreement”), the Trust, on behalf of the Fund, has engaged the Adviser, under the oversight of the Board, to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser acts as the investment adviser to the Fund and, as such: (i) obtain and evaluates such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulates a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determines from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which

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such purchases, sales or loans are to be effected; provided, that the Adviser places orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) attempts to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

The Fund pays the Adviser a unitary fee under the Agreement in return for providing investment management, investment advisory and supervisory services. The Adviser is paid a management fee at an annual rate of 0.85% of the average daily net assets of the Fund. Under a unitary fee structure, the Adviser is responsible for paying all of the expenses of the Fund (except as noted below), including: (1) all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; (2) the costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; (3) all legal, registration, filing and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with, or other requirements of, regulatory authorities, and any amendments or supplements that may be made from time to time; (4) all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; (5) the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself; (6) the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; (7) any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees; (8) all insurance premiums for fidelity and other coverage, as approved by the Trustees; (9) all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; and (10) compensation and expenses of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”); and (11) all fees and expenses charged by exchanges listing shares of the Fund.

The Adviser is not responsible for paying the following expenses: (1) interest and taxes (including, but not limited to, income, excise, transfer and withholding taxes); (2) expenses of the Fund incurred with respect to the acquisition, holding, voting and/or disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions; (3) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (4) the advisory fee payable to the Adviser; and (5) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the Independent Trustees.

The Agreement continues in effect from year to year provided such continuance is approved at least annually by: (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either the Board or the vote of a majority of the outstanding shares of such Fund. The Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Board, by the Adviser, or by the vote of a majority of the outstanding shares of the applicable Fund. The Agreement will terminate automatically in the event of its assignment.

A description of the basis for the Board of Trustees’ approval of Miller Convertible Total Return ETF’s Investment Advisory Agreement will be available in the Fund’s first filing of its Form N-CSR for the period ending March 31, 2026.

CODES OF ETHICS

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code of Ethics, the Trustees are permitted to invest in securities that

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may also be purchased by the Fund.

In addition, the Trust has adopted a Code of Ethics, which applies only to the Trust’s senior financial officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code of Ethics.

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PROXY VOTING POLICIES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Trust’s Proxy Policies and Procedures is attached hereto as Appendix B. A copy of the Adviser’s Proxy Policies is attached hereto as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Fund at 833-226-0726; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s Proxy Policies and procedures are also available by calling 833-226-0726 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”) serves for a fee as the principal underwriter and distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous, although the Board may terminate the offering of shares at any time. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

In exchange for its services, the Underwriting Agreement provides that the Distributor is entitled to receive certain scheduled fees, including an annual service fee and reimbursement for out-of-pocket expenses. Such scheduled fees are offset by amounts collected and retained by the Distributor as fees paid pursuant to the 12b-1 Plan (as described below).

The scheduled fees accruing to the Distributor under the Underwriting Agreement are first offset by any underwriting commissions which are retained by the Distributor (i.e., sales charges not re-allowed to other broker-dealers). If the underwriting commissions retained by the Distributor are greater than the scheduled fees in a given period, the Distributor is entitled to keep the difference as a profit. If the retained underwriting commissions are less than such scheduled fees, the Distributor is entitled to receive the difference, payable first from unspent amounts received under the 12b-1 Plan and then from Wellesley’s own assets.

Since the Fund is newly formed, the Fund did not pay any fees to the Distributor for services pursuant to the Underwriting Agreement during prior fiscal years, nor did it pay any other compensation to the Distributor.

The Underwriting Agreement provides with respect to the Fund that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

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Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that allows the Fund to use part of the assets of the Fund to finance the sale and distribution of its shares, including advertising, marketing and other promotional activities The Fund’s Rule 12b-1 Plan is presently dormant.

The 12b-1 Plan adopted on behalf of the Fund provides for payment of a fee at an annualized rate, based on a percentage of the average daily net assets attributed to the Fund. The Fund’s Plan specifies that 0.75% of the fee is payable for services provided in connection with the sale and promotion of the Fund’s shares, whereas 0.25% of the fee is payable by the Distributor to other intermediaries that hold shares in omnibus accounts or otherwise provide shareholder services for the benefit of the Fund.

Under the Plan, the principal services and expenses for which 12b-1 fees may be used include: providing incentives to securities dealers and financial intermediaries that sell shares of the Fund or that provide shareholder or administrative support services to the Fund and its shareholders; paying for costs incurred in conjunction with advertising and marketing, including expenses for preparing, printing and distributing prospectuses and sales literature to prospective shareholders, making the Fund available on various dealer platforms and paying for costs incurred in servicing shareholder accounts or supporting distribution activities, including allocated overhead, personnel, office space, and equipment.

Since the Fund is newly formed, the Fund did not pay any 12b-1 fees to the Distributor in 2025 and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Fund’s 12b-1 Plan will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The Fund’s 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Fund’s 12b-1 Plan may not be amended to increase materially the amount of the compensation paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment to the 12b-1 Plan. During the term of the 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Fund’s 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Fund’s 12b-1 Plan, including the Underwriting Agreement described above, will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of that class of the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

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Additional Compensation to Financial Intermediaries

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation provided by Wellesley out of its own assets. Wellesley determines the cash payments described above in its discretion in response to requests from intermediaries, based on factors it deems relevant. Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients. You should ask your intermediary for information about any payments it receives from Wellesley or its affiliates as well as other compensation it may receive for selling Fund shares.

PORTFOLIO MANAGERS

Michael Miller, Chief Executive Officer at Wellesley, James Buckham, Senior Portfolio Manager at Wellesley, and David Clott, Chief Investment Officer at Wellesley, have shared primary responsibility for the day-to-day management of the Fund as co-portfolio managers since the Fund’s inception. Security selection for the Fund is made by Michael Miller.

As of December 31, 2025, in addition to the Fund, Mr. Michael Miller was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$107,943,659	1	$107,943,659
Other Accounts	2,043	$1,325,539,982	0	$0

As of December 31, 2025, in addition to the Fund, Mr. James Buckham was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$107,943,659	1	$107,943,659
Other Accounts	2,043	$1,325,539,982	0	$0
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As of December 31, 2025, in addition to the Fund, Mr. David Clott was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$107,943,659	1	$107,943,659
Other Accounts	2,043	$1,325,539,982	0	$0

Conflicts of Interest.

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, a portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Adviser takes various steps to address these conflicts. For example, when the Adviser places trades, its policy is to aggregate participating accounts where practical and feasible, so that each account receives the same execution price. To ensure fairness when a trade is executed for something less than the total desired quantity, the Adviser allocates the partial trade fill amongst participating accounts on a pro rata basis. The Adviser also mitigates these potential conflicts through the implementation of its Code of Ethics and other compliance policies and procedures to ensure compliance with its fiduciary obligations, federal securities laws and other applicable laws and regulations. Portfolio managers and traders are required to act solely for the benefit of each client, not favor one client over another client and avoid or mitigate any actual or potential conflicts of interests.

When allocating investments among client accounts, a portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers generally execute the trades pro rata to ensure no client receives preferential treatment.

Compensation.

Mr. Michael Miller, Mr. James Buckham and Mr. David Clott are paid a fixed base salary and a discretionary bonus that is based upon the profitability of the Adviser.

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Ownership.

As of December 31, 2025, Mr. Michael Miller owned $0 worth of shares of the Fund.

As of December 31, 2025, Mr. James Buckham owned $0 worth of shares of the Fund.

As of December 31, 2025, Mr. David Clott owned $0 worth of shares of the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Board to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of one Fund’s transactions may primarily benefit the other Fund or accounts managed by the Adviser, while services received as the result of portfolio transactions effected on behalf of those other accounts or Funds may primarily benefit a different Fund. Since the Fund is newly formed, the Fund did not pay any brokerage commissions during prior fiscal years.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. Since the Fund is newly formed, no portfolio turnover information is available.

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FUND ADMINISTRATION & accounting

The Administrator for the Fund is Ultimus Fund Solutions, LLC, (“UFS” or the “Administrator”), which has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds. UFS is an affiliate of the Distributor.

Pursuant to the Fund Services Agreement with the Fund, the Administrator provides administrative and fund accounting services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement is terminable by the Board or the Administrator with respect to the Fund on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreement, UFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensuring that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by UFS, the Fund pays UFS the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration fees. The Fund also pays UFS for any out-of-pocket expenses.

Since the Fund is newly formed, it did not pay fees for any administration and accounting services during prior fiscal years.

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TRANSFER AGENT

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110-1548, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Fund. Under the agreement, Brown Brothers Harriman & Co. is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Since the Fund is newly formed, the Fund did not pay any fees for transfer agency services during prior fiscal years.

CUSTODIAN

Brown Brothers Harriman & Co.(the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is One Wall Street, New York, NY 10286.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with the Custodian, the Administrator serves as custody administrator on behalf of the Fund, and performs certain labor-intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust, including shareholders of the Fund and any other future series of the Trust, will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share of the Fund is entitled to participate equally with other shares of the Fund (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

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ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s AML Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How to Purchase Shares,” the NAV of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class, respectively.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations that mature in 60 days or less, at the time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value.”

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

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Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund may hold securities, such as private placements, certain derivatives, synthetics, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” for execution of these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

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Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted securities or illiquid investments, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards for Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value. The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

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The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

BUYING AND SELLING SHARES

Investors

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchange may but is not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (2) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Authorized Participants

The Fund will issue and sell Shares only in Creation Units (typically 25,000 Shares) on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Juneteenth, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of Deposit Cash. The Fund may permit or require the in-kind deposit of Deposit Securities per each Creation Unit, constituting all or a portion of the Fund Deposit, computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (included in the term “Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the Fund Deposit, which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”).The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Fund for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern Time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern Time or such earlier time as may be designated by the Fund and disclosed to Authorized Participants.

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The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.” In all circumstances, any early cut-off time will be after: (1) the NAV is calculated for the day prior to the Order Placement Date and (2) the portfolio holdings or basket information is published on the Order Placement Date.

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Issuance of a Creation Unit

Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Fund Deposit as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases.

The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, but not limited to, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund is $300 regardless of the number of Creation Units created in the transaction. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Additionally, a variable transaction fee may be charged by the Fund of up to a maximum of 2% of the value of the Creation Units (inclusive of any transaction fees charged), for each creation. Variable transaction fees are imposed to compensate the Fund for the transaction costs associated with creation transactions.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee

A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund is $300 regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

Additionally, a variable transaction fee may be charged by the Fund of up to a maximum of 2% of the value of the Creation Units (inclusive of any transaction fees charged), for each redemption. Variable transaction fees are imposed to compensate the Fund for the transaction costs associated with redemption transactions.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern Time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

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Additional Redemption Procedures

In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require, in certain circumstances, a delivery process longer than seven calendar days for the Fund. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

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BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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TAX STATUS

The Fund has elected and qualified, or intends to elect and qualify, and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

A 3.8% tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately). This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by the Fund in excess of such Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

For U.S. federal income tax purposes, the Fund is permitted to carry forward any net capital losses indefinitely to offset future capital gains of the Fund (if any). To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. Further, an adjustment to a conversion ratio with respect to a convertible bond held by the Fund could result in the Fund being treated as receiving a dividend even though the Fund does not receive a cash payment. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

It is not expected that the Fund’s dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.

Rules governing the tax aspects of synthetic convertible bonds and swap agreements are still developing and are not entirely clear in certain respects. While the Fund intends to account for such transactions in an appropriate manner, there is no guarantee that the Internal Revenue Service (the “IRS”) will concur with such treatment. The Fund intends to monitor developments in these areas in order to maintain its qualification as a regulated investment company. The tax rules applicable to options, futures contracts, short sales, swaps and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale of shares of the Fund. The tax consequences of a sale depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold and the length of time the shares have been held. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

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Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

To the extent that the Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

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The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends (excluding “short-term capital gain dividends” and “interest related dividends”) from the Fund and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund.

While the Fund does not expect their shares will constitute U.S. real property interests, if the Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of that Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter. If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable). Non-U.S. shareholders should consult their own tax adviser on these matters.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold 30% from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. A foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently Form W-8BEN-E for entities) to avoid the FATCA withholding. The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisors regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626, serves as the Fund’s independent registered public accounting firm for the current fiscal year.

LEGAL COUNSEL

Thompson Hine LLP, 1919 M Street, NW, Suite 700, Washington, D.C. 20036 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

Because the Fund is newly offered, financial statements are not yet available. In the future, financial statements of the Fund will be included in the Fund’s annual and semi-annual reports to shareholders.

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APPENDIX A
DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation
2.	Nature of and provisions of the obligation;, and the promise Standard & Poor’s imputes.
3.	Protection afford by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long-Term Issue Credit Ratings:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitment of the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have a lower relative seniority or lower ultimate recovery compared to obligations that are higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the state grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit ratings:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligator to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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Moody’s Investor Services, Inc. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Global Short-Term Rating Scale:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligation.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. Corporate Finance Obligations – Long-Term Ratings Scales: Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applied to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

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The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same of that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. – ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial obligations. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. – ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. – ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business conditions or economic conditions than is the case for higher ratings.

BBB: Good credit quality. – ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. – ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternative may be available to allow financial commitments to be met.

B: Highly speculative. – ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. – ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. – ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. – ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Fitch Ratings Inc. Corporate Finance Obligations – Short-Term Ratings Scales: A short term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. – Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. – Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. – The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. – Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. – Default is a real possibility.

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RD: Restricted Default. – Indicates an entity has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The Bloomberg Corporate Default Risk Model (DRSK) rating scheme is a hybrid model, in that it combines a statistical approach with a structural model. It uses logistic regression to estimate the probability of default events based on factors that best capture credit risk. DRSK estimates real-world default probabilities (DPs) using a logistic regression of historical realized defaults against a structural model and additional risk factors such as profitability and insolvency.

To facilitate comparing the default risk of different firms, Bloomberg group firms into credit risk buckets, called credit grades. The range of each credit grade’s bucket is given in the table below. The ranges were obtained so that the default rate in each range is broadly consistent with the 1- year probability of transition to default across major NRSRO (Nationally Recognized Statistical Rating Organization) ratings of a comparable level. A firm is assigned the credit grade whose range contains the firm’s one year default probability. Because the distance to default depends on the market cap, and the market cap fluctuates from day to day with equity price changes, it is possible for a firm’s default probability to fluctuate around the boundary between credit grades. If mapped directly to a credit grade, this would cause the credit grade to fluctuate back and forth between two neighboring credit grades. To avoid this, a credit grade transition smoothing technique is utilized. When the default probability for a firm breach one of the barriers defining its current credit grade, the credit grade is only changed if the default probability surpasses this boundary by at least 10% or stays in the new range for at least 90 days.

The table below shows the mapping between alphanumeric credit grades and corresponding ranges of default probabilities expressed in percentage. The associated Wellesley credit rating mapping is also shown, which facilitates comparison with NRSRO ratings. Additionally, Wellesley uses the more conservative 2yr DRSK rating rather than the 1yr rating discussed above.

Investment grade (IG)	Default Probability	Wellesley Mapping

IG1	0.0000 - 0.0020	AAA
IG2	0.0020 - 0.0040	AA+
IG3	0.0040 - 0.0080	AA
IG4	0.0080 - 0.0152	AA-
IG5	0.0152 - 0.0286	A+
IG6	0.0286 - 0.0529	A
IG7	0.0529 - 0.0960	A-
IG8	0.0960 - 0.1715	BBB+
IG9	0.1715 - 0.3000	BBB
IG10	0.3000 - 0.5200	BBB-

High yield (HY)	Default Probability	Wellesley Mapping

HY1	0.5200 - 0.8800	BB+
HY2	0.8800 - 1.5000	BB
HY3	1.5000 - 2.4000	BB-
HY4	2.4000 - 4.0000	B+
HY5	4.0000 - 6.0000	B
HY6	6.0000 - 10.0000	B-

Distressed (DS)	Default Probability	Wellesley Mapping

DS1	10.0000 - 15.0000	CCC+
DS2	15.0000 - 22.0000	CCC
DS3	22.0000 - 30.0000	CCC-
DS4	30.0000 - 50.0000	D
DS5	50.0000 - 100.000	D

c 2021 Bloomberg Finance L.P.

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APPENDIX B
Miller Investment Trust
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to rules established by the SEC under the 1940 Act the Board has adopted formal, written guidelines for proxy voting by the Trust. The Board oversees voting policies and decisions for the Fund of the Trust.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Adviser, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Board defers to and relies on the Adviser, as appropriate, to make decisions on casting proxy votes.

The Adviser provides quarterly certifications with respect to its adherence to its proxy voting policies and procedures.

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APPENDIX C
Wellesley Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES

Pursuant to Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Because the Fund typically does not hold common stocks and hold almost exclusively fixed income securities, Wellesley (hereinafter “we” or “our”) rarely receives proxy solicitations. If it receives proxy solicitations, however, Wellesley endeavors to vote those proxies in the best interest of the Fund’s shareholders. In order to fulfill its responsibilities under the Act, Wellesley has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We primarily evaluate proxy proposals based on their likelihood of enhancing profitability of the company and maximizing long-term shareholder value. We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes. Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

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SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. We generally will support a director nominee in an uncontested election (i.e., the nominee is unopposed), except where it appears clearly that a director has failed to exercise reasonable judgment, failed to act to protect shareholder interests, or if the nominee would not promote composition of an independent board (i.e., the nominee is not independent and a majority of the board is not independent). Of greater importance, however, is the skill set of the proposed board member. We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

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Capital Structure

The Fund is currently one of the four series of the Trust. The other three series operate as mutual funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 781-416-4000, or by writing us at:

Wellesley Asset Management, Inc.

100 Market Street, Suite 203

Portsmouth, NH 03801

Attn: Chief Compliance Officer

We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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